10f-3 Transactions Summary*
* Evergreen Compliance Department has on file a checklist signed by the portfolio manager and a compliance manager stating that the transaction fully complies with the conditions of Rule 10f-3 of the Investment
Company Act of 1940.

Fund
VA Core Bond Fund
Security
CIGNA CORP
Advisor
EIMCO
Transaction Date
5/12/2010
Cost
$15,000
Offering Purchase
0.50%
Broker
Deutsche Bank
Underwriting Syndicate Members
Deutsche Bank
Bank of America Merrill Lynch
Wells Fargo Securities

Fund
VA High Income Fund
Security
HEXION
Advisor
EIMCO
Transaction Date
1/14/2010
Cost
$15,000
Offering Purchase
0.02%
Broker
BAS
Underwriting Syndicate Members
Wells Fargo


Fund
VA High Income Fund
Security
QWEST
Advisor
EIMCO
Transaction Date
1/7/2010
Cost
$40,000
Offering Purchase
0.01%
Broker
Deutsche Bank
Underwriting Syndicate Members
Wells Fargo
Barclays
Bofa


Fund
VA High Income Fund
Security
BROCADE
Advisor
EIMCO
Transaction Date
1/13/2010
Cost
$40,000
Offering Purchase
0.01%
Broker
JP Morgan
Underwriting Syndicate Members
Wells Fargo
Barclays
Goldman Sachs


Fund
VA Core Bond Fund
Security
KINDER MORGAN PIPELINE
Advisor
EIMCO
Transaction Date
5/12/2010
Cost
$15,000
Offering Purchase
0.50%
Broker
RBS Securities
Underwriting Syndicate Members
Deutsche Bank
RBS Securities
Wells Fargo & Co


Fund
VA Core Bond Fund
Security
ENTERPRISE PRODUCTS
Advisor
EIMCO
Transaction Date
5/11/2010
Cost
$50,000
Offering Purchase
0.50%
Broker
Citi
Underwriting Syndicate Members
Citi
Mizuho Securities USA Inc
RBS Securities
Wells Fargo & Co



Fund
VA Core Bond Fund
Security
DISCOVER COMM
Advisor
EIMCO
Transaction Date
5/26/2010
Cost
$230,000
Offering Purchase
0.03%
Broker
Jp Morgan
Underwriting Syndicate Members
Bank of America
Citigroup Global Market
JP Morgan Securities
Wells Fargo Securities

Fund
VA Core Bond Fund
Security
TANGER FACTORY OUTLET
Advisor
EIMCO
Transaction Date
6/2/2010
Cost
$345,000
Offering Purchase
0.15%
Broker
Bank of America
Underwriting Syndicate Members
Bank of America
BB&T Capital Markets
Wells Fargo Securities

Fund
VA Core Bond Fund
Security
DISCOVER CARD
Advisor
EIMCO
Transaction Date
1/26/2010
Cost
$259,000
Offering Purchase
0.03%
Broker
BAS
Underwriting Syndicate Members
Wells Fargo
Deutsche Bank
Barclays


Fund
VA Core Bond Fund
Security
VLO
Advisor
EIMCO
Transaction Date
2/3/2010
Cost
$20,000
Offering Purchase
0.01%
Broker
JP Morgan
Underwriting Syndicate Members
Wells Fargo
Bofa Merrill

Fund
VA Core Bond Fund
Security
EEP 5.2
Advisor
EIMCO
Transaction Date
2/25/2010
Cost
$15,000
Offering Purchase
0.00%
Broker
Citi
Underwriting Syndicate Members
Wells Fargo
Morgan Stanley


Fund
VA Core Bond Fund
Security
CMCSA 5.15
Advisor
EIMCO
Transaction Date
1/7/2010
Cost
$50,000
Offering Purchase
0.00%
Broker
RBS
Underwriting Syndicate Members
Wells Fargo
JP Morgan
Merrill Lynch

Fund
VA Core Bond Fund
Security
CMCSA 6.4
Advisor
EIMCO
Transaction Date
2/24/2010
Cost
$35,000
Offering Purchase
0.00%
Broker
Deutsche Bank
Underwriting Syndicate Members
Wells Fargo
Barclays
Merrill Lynch

Fund
VA Core Bond Fund
Security
WPZ 6.3
Advisor
EIMCO
Transaction Date
2/2/2010
Cost
45,000.00
Offering Purchase
0.0036%
Broker
Barclays
Underwriting Syndicate Members
Wells Fargo
Citi

Fund
VA Core Bond Fund
Security
WPZ 3.8
Advisor
EIMCO
Transaction Date
2/2/2010
Cost
$35,000
Offering Purchase
0.00%
Broker
Citi
Underwriting Syndicate Members
Wells Fargo
Barclays


Fund
VA Core Bond Fund
Security
ADOBE 4.75
Advisor
EIMCO
Transaction Date
1/25/2010
Cost
$45,000
Offering Purchase
0.01%
Broker
Bofa Merrill
Underwriting Syndicate Members
Wells Fargo
Citi

Fund
VA Core Bond Fund
Security
BARCLAYS
Advisor
EIMCO
Transaction Date
1/5/2010
Cost
$100,000
Offering Purchase
0.00%
Broker
Bofa Merrill
Underwriting Syndicate Members
Barclays Capital
Wells Fargo
Credit Suisse


Fund
VA Core Bond Fund
Security
ICI
Advisor
EIMCO
Transaction Date
3/4/2010
Cost
$20,000
Offering Purchase
0.00%
Broker
Citi
Underwriting Syndicate Members
Wells Fargo
BAS
Barclays

Fund
VA Core Bond Fund
Security
JPM 3.7 01/15
Advisor
EIMCO
Transaction Date
3/18/2010
Cost
$45,000
Offering Purchase
0.00%
Broker
JP Morgan Securities
Underwriting Syndicate Members
Keybanc Capital Markets
Loop Capital Markets
Wells Fargo & Co


Fund
VA Core Bond Fund
Security
JPM 4.95 03/20
Advisor
EIMCO
Transaction Date
3/18/2010
Cost
$55,000
Offering Purchase
0.00%
Broker
JP Morgan Securities
Underwriting Syndicate Members
Keybanc Capital Markets
Lebenthal & Co Inc
Wells Fargo & Co

Fund
VA Core Bond Fund
Security
WMT 04/40 5 5/8
Advisor
EIMCO
Transaction Date
3/24/2010
Cost
$90,000
Offering Purchase
0.01%
Broker
Goldman Sachs
Underwriting Syndicate Members
Wells Fargo & Co
Citigrpoup Global Markets
Goldman Sachs & Co
HSBC Securities


Fund
VA Core Bond Fund
Security
ROCKIE 5 5/8
Advisor
EIMCO
Transaction Date
3/17/2010
Cost
$65,000
Offering Purchase
0.01%
Broker
JP Morgan Securities
Underwriting Syndicate Members
Bank of America Merill Lynch
JP Morgan Securities
Morgan Stanley
Wells Fargo & Co

Fund
VA Core Bond Fund
Security
ROCKIE 3.9 04/15
Advisor
EIMCO
Transaction Date
3/17/2010
Cost
$55,000
Offering Purchase
0.01%
Broker
JP Morgan Securities
Underwriting Syndicate Members
Bank of America Merill Lynch
JP Morgan Securities
Morgan Stanley
Wells Fargo & Co


Fund
VA Core Bond Fund
Security
Hartford Financial
Advisor
EIMCO
Transaction Date
3/18/2010
Cost
$55,000
Offering Purchase
0.01%
Broker
JP Morgan Securities
Underwriting Syndicate Members

CitiGroup Global Markets
Credit Suisse
Goldman Sachs